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                                                                    Exhibit 32.0

   CERTIFICATION AS REQUIRED BY RULE 13a-14(b) AND 18 U.S.C. SECTION 1350, AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Harrodsburg First Financial Bancorp, Inc. (the "Company") on Form 10-KSB for the year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Arthur L. Freeman, President and Chief Executive Officer, and Jack D. Hood, Treasurer, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arthur L. Freeman                   /s/ Jack D. Hood
-------------------------------------   ------------------------------------
Arthur L. Freeman                       Jack D. Hood
President and Chief Executive Officer   Treasurer
                                        (Chief Financial and Accounting Officer)

December 23, 2003

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